UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 19, 2016

FBEC WORLDWIDE, INC.

Wyoming	000-52297	47-3855542
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 19, 2016, the Company prepaid an 8% Convertible Redeemable Note, Due December 24, 2017, issued to Union Capital, LLC (the “Note”). The Note was prepaid at a 140% of the $50,000 face value, pursuant to Section 4(c) of the Note. The prepayment price was $71,238.23.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	8% Convertible Redeemable Note, issued by FBEC Worldwide, Inc. to Union Capital, LLC, dated December 24, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 25, 2016

FBEC Worldwide, Inc.

/s/ Jeffery Greene

By: Jeffrey Greene Title:

Chief Executive Officer

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EXHIBIT INDEX

Exhibit No. Document Description

Exhibit No.	Document Description

99.1	8% Convertible Redeemable Note, issued by FBEC Worldwide, Inc. to Union Capital, LLC, dated December 24, 2015.

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